UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2017

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 19, 2017, NetScout Systems, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “2017 Annual Meeting”). As of July 21, 2017, the record date for the 2017 Annual Meeting, 89,538,118 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.	The Company’s stockholders elected each of Joseph G. Hadzima, Jr. and Christopher Perretta as Class III directors of the Company with each director to serve a three-year term until the Company’s 2020 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Joseph G. Hadzima, Jr.	67,748,845	5,008,212	4,704,597
Christopher Perretta	67,788,372	4,968,685	4,704,597

2.	The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,921,261	389,501	150,892	0

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2017 Annual Meeting, filed with the Securities and Exchange Commission on July 28, 2017 (the “Proxy Statement”). The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
69,038,542	3,693,030	25,485	4,704,597

4.	The Company’s stockholders approved, on an advisory basis, “ONE year” as the preferred frequency of the stockholders’ advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

In light of the voting results concerning the preferred frequency of the stockholders’ approval of the compensation of the Company’s named executive officers, as set forth in the Proxy Statement (Proposal 4), the Company will include a stockholder vote on the compensation of its named executive officers in its proxy materials annually until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

ONE Year	TWO Years	THREE Years	Abstain	Broker Non-Votes
62,619,525	16,924	10,080,459	40,149	4,704,597

Item 8.01.	Other Events.

With sadness, we note that our friend, colleague, and director, Victor DeMarines, who served more than 13 years on the Company’s Board of Directors (the “Board”), recently passed away. His tenure on the Company’s Board was distinguished by service on the Board’s Compensation Committee and Nominating and Corporate Governance Committee, and as chairman of the Board’s Finance Committee. He was a trusted, dedicated and highly valued board member, and he is missed on a professional and personal level by all of us at NetScout.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Chief Financial Officer

Date: September 20, 2017